EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is made as of this 24th day of April, 2020, by and among:
THE CHILDREN’S PLACE, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS party hereto;
the GUARANTORS party hereto;
the LENDERS party hereto; and
WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, L/C Issuer, and Swing Line Lender.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement (as amended in effect from time to time, the “Credit Agreement”) dated as of May 9, 2019 by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;
WHEREAS, the Lead Borrower has requested, pursuant to Section 2.15 of the Credit Agreement, an increase in the Aggregate Commitments in the amount of $35,000,000, and the Agents and the Lenders have agreed to do so, subject to the terms and conditions set forth herein; and
WHEREAS, the Loan Parties, the Agents and the Lenders have agreed to amend certain other terms and conditions of the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.
2.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended as follows:

(i)By inserting the following definitions in their proper alphabetical sequence:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for United States dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement shall be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for United States dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBO Rate permanently or indefinitely ceases to provide the LIBO Rate; or
(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:
(a) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate;
(b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the Federal Reserve System of the United States (or any successor), an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or
(c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Agent or the Required Lenders, as applicable, by notice to Administrative Borrower, Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 3.03(b) and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 3.03(b).
“BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.
“Covered Entity” means any of the following:
(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning specified in Section 10.28.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Early Opt-in Election” means the occurrence of:
(a) (i) a determination by Agent or (ii) a notification by the Required Lenders to Agent (with a copy to Administrative Borrower) that the Required Lenders have determined that United States dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.03(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and
(b) (i) the election by Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Agent of written notice of such election to Administrative Borrower and the Lenders or by the Required Lenders of written notice of such election to Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender.
“First Amendment Effective Date” means April 24, 2020.
“Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994, (d) the Flood Insurance Reform Act of 2004, and (e) the Biggert-Waters Flood Insurance Reform Act of 2012, as each of the foregoing is now or hereafter in effect and any successor statute to any of the foregoing.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 10.28.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Supported QFC” has the meaning specified in Section 10.28.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“U.S. Special Resolution Regimes” has the meaning specified in Section 10.28.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
a.By amending and restating the definition of “Adjustment Date” in its entirety as follows:

“Adjustment Date” means the first day of each Fiscal Quarter, commencing January 31, 2021.
b.By amending and restating the definition of “Aggregate Commitments” in its entirety as follows:
“Aggregate Commitments” means the Commitments of all of the Lenders. As of the First Amendment Effective Date, the Aggregate Commitments are $360,000,000.
c.By amending and restating the definition of “Applicable Commitment Fee Percentage” in its entirety as follows:
“Applicable Commitment Fee Percentage” means 0.25%.
d.By amending the definition of “Applicable Margin” as follows:
(1)  by amending and restating clause (a) thereof as follows:
(a) from and after the First Amendment Effective Date through and including January 30, 2021, the percentages set forth in Level II of the pricing grid below;
(2) by amending clause (b) thereof by deleting the phrase “from and after the Restatement Date,” and replacing it with phrase “from and after the first Adjustment Date,”; and
(3) by deleting the pricing grid appearing therein in its entirety and replacing it with the following pricing grid:

Level	Average Excess Availability	LIBOR and BA Rate Margin	Base Rate Margin	Commercial Letter of Credit Fee	Standby Letter of Credit Fee
I	Greater than or equal to 50% multiplied by the Revolving Credit Ceiling	2.50%	1.75%	1.25%	2.00%
II	Less than 50% multiplied by the Revolving Credit Ceiling	2.75%	1.875%	1.375%	2.25%
e.By amending and restating the definition of “BA Rate” in its entirety as follows:
“BA Rate” means, for any Interest Period, the greater of (i) one percent (1.00%) per annum, and (ii) the rate per annum determined by the Administrative Agent by reference to the average rate per annum as reported on the “Reuters Screen CDOR Page” (as defined in the International Swaps and Derivatives Association, Inc. 2000 definitions, as modified and amended from time to time, or any successor page or, if no longer available, such other page or commercially available service displaying Canadian interbank bid rates for Canadian Dollar bankers'

acceptances as the Administrative Agent may designate from time to time, or if no such substitute service is available, the rate quoted by a bank named in Schedule I of the Bank Act (Canada) selected by the Administrative Agent at which such bank is offering to purchase Canadian Dollar bankers' acceptances), as of 10:00 a.m. Eastern (Toronto) time on the date of commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the BA Rate Loan requested (whether as an initial BA Rate Loan or as a continuation of a BA Rate Loan or as a conversion of a Canadian Dollar Base Rate Loan to a BA Rate Loan) by the Canadian Borrowers in accordance with this Agreement; provided that, if any such reported rate is below zero (0), then the rate determined pursuant to clause (ii) of this definition of BA Rate shall be deemed to be zero (0). Each determination of the BA Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
f.By amending and restating the definition of “Disposition” in its entirety as follows:
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) all or substantially all of its assets to or in favor of any Person) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, and including in any case, any such transaction by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division”.
g.By amending and restating the definition of “Fee Letter” in its entirety as follows:
“Fee Letter” means, collectively, (i) the letter agreement, dated as of the Restatement Date, among the Borrowers and the Agents, and (ii) the letter agreement, dated as of the First Amendment Effective Date, among the Borrowers and the Agents, as each such letter agreement is amended, modified or supplemented from time to time.
h.By amending and restating the definition of “LIBO Rate” in its entirety as follows:
“LIBO Rate” means for any Interest Period with respect to a LIBO Rate Loan, the greater of (i) one percent (1.00%) per annum, and (ii) the rate per annum as published by ICE Benchmark Administration Limited (or any successor page or other commercially available source as the

Administrative Agent may designate from time to time) as of 11:00 a.m., London time, two Business Days prior to the commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the LIBO Rate Loan requested (whether as an initial LIBO Rate Loan or as a continuation of a LIBO Rate Loan or as a conversion of a Base Rate Loan to a LIBO Rate Loan) by Borrowers in accordance with this Agreement (and, if any such published rate is below zero, then the rate determined pursuant to this clause (ii) shall be deemed to be zero). Each determination of the LIBO Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
i.By amending and restating the definition of Revolving Credit Ceiling” in its entirety as follows:
“Revolving Credit Ceiling” means (a) from the First Amendment Effective Date until the day immediately preceding the first anniversary thereof, $360,000,000, and (b) from and after the first anniversary of the First Amendment Effective Date, $325,000,000, in each case as such amounts may be modified in accordance with the terms of this Agreement.
j.By amending the definition of “Interest Period” by deleting the phrase “two,” therefrom.
1.Section 3.03 of the Credit Agreement (Inability to Determine Rates) is hereby amended and restated to read in its entirety as follows:
3.03 Inability to Determine Rates
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(a) General. Subject to Section 3.03(b) below, if the Required Lenders determine that for any reason in connection with any request for a LIBO Rate Loan or BA Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank market or bankers’ acceptances are not being offered to banks in the Canadian interbank market for the applicable amount and Interest Period of such LIBO Rate Loan or BA Rate Loan, respectively, (b) adequate and reasonable means do not exist for determining the LIBO Rate or BA Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan or BA Rate Loan, or (c) the LIBO Rate or BA Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan or BA Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Lead Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans or BA Rate Loans, as applicable, shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO Rate Loans or BA Rate Loans, as applicable, or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.
(b) Effect of Benchmark Transition Event.
(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Lead Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Lead Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment, notwithstanding anything (including, without limitation, Section 10.01) herein to the contrary. No replacement of the LIBO Rate with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date.
(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document (including, without limitation, Section 10.01 hereof), any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes and (4) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or the Lenders pursuant to this Section 3.03(b) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(b).
(iv) Benchmark Unavailability Period. Upon the Lead Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Lead Borrower may revoke any request for a LIBOR Borrowing of, conversion to or continuation of LIBO Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of Base Rate based upon the LIBO Rate will not be used in any determination of the Base Rate.
2.Section 6.02 of the Credit Agreement (Certificates; Other Information) is hereby amended as follows:
a.By amending and restating clause (c) thereof to read in its entirety as follows:
(c) on the second Friday of each Fiscal Month (or more frequently as the Lead Borrower may elect as provided in the proviso at the end of this clause (c)) (or, if such day is not a Business Day, on the next succeeding Business Day):
(i) a certificate in the form of Exhibit G (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month, each Borrowing Base Certificate to be certified as complete and correct by a Responsible Officer of the Lead Borrower; provided that (i) if Uncapped Excess Availability at any time is less than 12.5% of the Revolving Credit Ceiling or (ii) an Event of Default has occurred and is continuing, such Borrowing Base Certificate shall be delivered on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), and shall show the Borrowing Base as of the close of business on the immediately preceding Saturday; and
(ii) a schedule of all Eligible Franchise Receivables and Eligible Trade Receivables indicating the aging of each such Account as well as copies of all past due invoices related to Eligible Franchise Receivables issued by the Borrowers to the applicable franchisees not previously provided to the Administrative Agent;
        provided, that the Lead Borrower may elect, during the sixty (60) day period commencing on the First Amendment Effective Date, to furnish the Administrative Agent with a Borrowing Base Certificate on the Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), which Borrowing Base Certificate shall show the

Borrowing Base as of the close of business on the immediately preceding Saturday, it being understood and agreed that once such election is made, then the Lead Borrower shall continue to furnish a Borrowing Base Certificate on such weekly basis from the date of such election through the later to occur of the last day of such sixty (60) day period or the date that is sixty (60) days following the date of such election;
b.By adding the following new paragraph at the end thereof:
The Loan Parties and the Administrative Agent hereby agree that the delivery of the Borrowing Base Certificate through the Portal, subject to the Administrative Agent’s authentication process, by such other electronic method as may be approved by the Administrative Agent from time to time in its sole discretion, or by such other electronic input of information necessary to calculate the Borrowing Base as may be approved by the Administrative Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of the Lead Borrower to deliver such Borrowing Base Certificate, with the same legal effect as if such Borrowing Base Certificate had been manually executed by the Lead Borrower and delivered to the Administrative Agent.
3.Section 6.13 of the Credit Agreement (Cash Management) is hereby amended by adding the following new clause (h) at the end thereof:
(h) The Loan Parties shall not permit cash or cash equivalents in an aggregate amount in excess of $75,000,000 (other than (i) operating cash and (ii) cash necessary for the Loan Parties to satisfy in the ordinary course of their business the current liabilities incurred by them in the ordinary course of their business and without acceleration of the satisfaction of such current liabilities) to accumulate and be maintained in the deposit or investment accounts of the Loan Parties and their Subsidiaries (it being understood and agreed that all such excess amounts shall be remitted to the Administrative Agent for application to the Loans then outstanding); provided, however, that (x) this Section 6.13(h) shall not restrict amounts maintained in deposit accounts of Subsidiaries, which accounts and Subsidiaries are located in and organized in Asia, so long as such amounts are permitted to be maintained in such accounts and Subsidiaries pursuant to the terms of this Agreement, and (y) the Loan Parties’ obligations under this Section 6.13(h) shall be suspended if and for so long as there are no Loans outstanding.
4.Section 6.17 of the Credit Agreement (Further Assurances) is hereby amended as follows:
a.By adding the following new sentence to the end of clause (e) thereof:
Notwithstanding anything to the contrary contained herein (including this Section 6.17 and Section 10.01) or in any other Loan Document, (x) the Collateral Agent shall not accept delivery of any Mortgage from any Loan

Party unless each of the Lenders has received forty-five (45) days’ prior written notice thereof and the Collateral Agent has received confirmation from each Lender that such Lender has completed its flood insurance diligence, has received copies of all flood insurance documentation and has confirmed that flood insurance compliance has been completed as required by the Flood Insurance Laws or as otherwise satisfactory to such Lender, and (y) at any time that the Real Estate or any other real property is included in the Collateral, no addition, increase, renewal or extension of any Loan, Letter of Credit or Commitment hereunder shall be consummated until the completion of flood due diligence, documentation and coverage as required by the Flood Insurance Laws or as otherwise satisfactory to all Revolving Credit Lenders.
b.By adding the following new clause (f) to the end thereof:
(f) Notwithstanding anything to the contrary contained herein (including this Section 6.17) or in any other Loan Document, the Agents shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and the Administrative Agent has completed its Patriot Act searches, OFAC/PEP searches, Canadian AML Legislation searches (if applicable), and customary individual background checks for such Subsidiary, the results of which shall be satisfactory to the Administrative Agent.
5.Section 9.09 of the Credit Agreement (Collateral and Guaranty Matters) is hereby amended by adding the following new paragraph at the end thereof:
Notwithstanding the provisions of this Section 9.09, the Collateral Agent shall be authorized, without the consent of any Lender and without the requirement that an asset sale consisting of the sale, transfer or other disposition having occurred, to release any security interest in any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards.
6.Section 10.10 of the Credit Agreement (Counterparts; Integration; Effectiveness) is hereby amended and restated to read in its entirety as follows:
10.10 Counterparts; Integration; Effectiveness
7..
(a) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.10, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
(b) Without limiting the provisions of clause (a) above, this Agreement and any notices delivered under this Agreement, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to the Administrative Agent under this Agreement.
8.Article X of the Credit Agreement is hereby amended by adding the following new Section 10.28:
10.28 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support

(and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
9.The Credit Agreement (including, without limitation, Schedule 10.02 thereof) is hereby amended by replacing each reference to any Agent’s address of One Boston Place, 18th Floor, Boston, Massachusetts 02108 with such Agent’s address of 125 High Street, 11th Floor, Boston, Massachusetts 02110.
10.The Credit Agreement is hereby amended by deleting Schedule 2.01 (Commitments and Applicable Percentages) in its entirety and replacing it with the Schedule 2.01 annexed hereto as to Annex A.
11.The Credit Agreement is hereby amended by deleting Exhibit G (Form of Borrowing Base Certificate) in its entirety and replacing it with the Schedule 2.01 annexed hereto as to Annex B.
i.Exercise of Increase in Commitments. The Loan Parties hereby acknowledge and agree that (i) the increase in the Aggregate Commitments contemplated by this First Amendment constitutes, in the amount of $35,000,000, the exercise of a “Commitment Increase” under and as defined in the Credit Agreement, and (ii) from the First Amendment Effective Date until the day immediately preceding the first anniversary thereof, the maximum amount of additional Commitment Increases permitted under the Credit Agreement, subject to the terms thereof, is $15,000,000. Notwithstanding the foregoing, from and after the reduction of the Aggregate Commitments to $325,000,000 on the first anniversary of the First Amendment Effective Date, the Lead Borrower shall be permitted, from time to time, to request an increase in the Aggregate Commitments by an amount not exceeding $50,000,000 in the aggregate as and to the extent provided in Section 2.15 of the Credit Agreement.
ii.Borrowing Base Calculations. The parties hereto acknowledge and agree that, as provided in the Credit Agreement, for purposes of determining the Borrowing Base, NRLV of Inventory shall be calculated as determined from time to time by an independent appraiser engaged by the Administrative Agent, which determination shall, except as otherwise agreed by the Administrative Agent and such appraiser, be made on a calendar month basis and shall be applied to such Inventory based on each applicable Fiscal Month (or, to the extent provided in Section 6.02(c)(i) of the Credit Agreement, on each applicable week), in each case consistent with historical practices.
3.Ratification of Loan Documents; Waiver of Claims.

i.Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm (i) all Loan Documents as amended hereby, and (ii) that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
ii.Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.
iii.Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents or any Lender, or their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this First Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES the Agents and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.
4.Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
iv.The Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by each of the parties hereto and thereto.
v.The Administrative Agent shall have received a Borrowing Base Certificate dated as of the First Amendment Effective Date in form and substance satisfactory to the Administrative Agent.
vi.The Borrowers shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the First Amendment Effective Date (in sufficient copies for each U.S. Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the transactions contemplated by this First Amendment and the other Loan Documents (including, without limitation, the increase to the Aggregate Commitments referred to herein (the “Commitment Increase”)) (or, in the case of the Lead Borrower, a ratification of the resolutions authorizing such transactions provided in connection with the Credit Agreement and a certification that the Board of Directors of the Lead Borrower has approved the execution, delivery and performance of this First Amendment and has authorized the Commitment Increase), and (B) in the case of the Borrowers, certifying that, before and after giving effect to such transactions, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (2) no Default or Event of Default exists or would arise therefrom.
vii.After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.
viii.There shall be no material misstatements in the written materials furnished by the Loan Parties to the Agents or the Lenders prior to closing of this First Amendment, or in the representations or warranties of the Loan Parties made in the Credit Agreement. The Administrative Agent shall be satisfied, in its reasonable discretion, that any financial statements delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken as a whole, as of the date thereof and for the periods covered thereby, and that there has been no material adverse change in the assets, business, financial condition or income of the Borrowers and their subsidiaries, taken as a whole, since the date of the most recent Financial Statements delivered to the Administrative Agent. The Administrative Agent shall be satisfied, in its reasonable discretion, that any projections delivered to it represent the Borrowers’ good faith estimate of their future financial performance and were prepared on the basis of assumptions believed by the Borrowers to be fair and reasonable in light of current business conditions at the time such projections were prepared.
ix.The Borrowers shall have paid the fees contemplated to be paid on the First Amendment Effective Date pursuant to the Fee Letter.
x.If any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall have delivered to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the

Administrative Agent shall reasonably request, in order to enable the Administrative Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB.
xi.There shall not have occurred since February 1, 2020 (a) any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect or (b) any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.
xii.The Agents shall have been reimbursed by the Loan Parties for all reasonable invoiced costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this First Amendment and related documents. The Loan Parties hereby acknowledge and agree that the Administrative Agent may charge the Loan Account to pay such costs and expenses.
xiii.The Borrowers shall prepay any Committed Loans outstanding on the First Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under the Credit Agreement.
xiv.The Agents shall have received, in form and substance reasonably satisfactory to the Agents, the documents, instruments and agreements described on Annex C hereto.
5.Miscellaneous.
xv.This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this First Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.
xvi.This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
xvii.Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.

xviii.The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this First Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this First Amendment.
xix.THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.
THE CHILDREN’S PLACE, INC., as Lead Borrower and as a Borrower

By:  ____________________________
Name: ____________________________
Title:  ____________________________

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower

By:  ____________________________
Name: ____________________________
Title:  ____________________________

THE CHILDREN’S PLACE (CANADA), LP, by its general partner, TCP INVESTMENT CANADA II CORP., as a Canadian Borrower

By:  ____________________________
Name: ____________________________
Title:  ____________________________

THE CHILDRENSPLACE.COM, INC., as a Guarantor

By:  ____________________________
Name: ____________________________
Title:  ____________________________

THE CHILDREN’S PLACE INTERNATIONAL, LLC, as a Guarantor
By:  ____________________________
Name: ____________________________
Title:  ____________________________

Signature Page to First Amendment to Amended and Restated Credit Agreement

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor
By:  ____________________________
Name: ____________________________
Title:  ____________________________

TCP IH II, LLC, as a Guarantor

By:  ____________________________
Name: ____________________________
Title:  ____________________________

TCP REAL ESTATE HOLDINGS, LLC, as a Guarantor

By:  ____________________________
Name: ____________________________
Title:  ____________________________

TCP INTERNATIONAL PRODUCT HOLDINGS, LLC, as a Guarantor

By:  ____________________________
Name: ____________________________
Title:  ____________________________

TCP INVESTMENT CANADA II CORP., as a Guarantor

By:  ____________________________
Name: ____________________________
Title:  ____________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and as a Lender
By:  ____________________________
Signature Page to First Amendment to Amended and Restated Credit Agreement

Name: ____________________________
Title:  ____________________________

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as L/C Issuer, as Swing Line Lender and as a Canadian Lender

By:  ____________________________
Name: ____________________________
Title:  ____________________________

BANK OF AMERICA, N.A., as a U.S. Lender
By:  ____________________________
Name: ____________________________
Title:  ____________________________

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:  ____________________________
Name: ____________________________
Title:  ____________________________

HSBC BANK (USA), N.A., as a U.S. Lender and as a Canadian Lender
By:  ____________________________
Name: ____________________________
Title:  ____________________________

             JPMORGAN CHASE BANK, N.A., as a U.S Lender
Signature Page to First Amendment to Amended and Restated Credit Agreement

By: ______________________________Name: ____________________________Title: _____________________________

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:  ____________________________
Name: ____________________________
Title:  ____________________________

Signature Page to First Amendment to Amended and Restated Credit Agreement

ANNEX A

Schedule 2.01

Commitments and Applicable Percentages

From the First Amendment Effective Date until the day immediately preceding the first anniversary thereof (as such amounts may be modified in accordance with the terms of the Credit Agreement):

Lender	U.S. Commitment	U.S. Applicable Percentage	Canadian Commitment	Canadian Applicable Percentage	Total Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$165,000,000[1]	45.833333333%	$0	44.000000000%	$165,000,000[1]	45.833333333%
Wells Fargo Capital Finance Corporation Canada	$0	See Note 1 below	$11,000,000	See Note 1 below	See Note 1 below	See Note 1 below
Bank of America, N.A.	$97,500,000[2]	27.083333333%	$0	30.000000000%	$97,500,000[2]	27.083333333%
Bank of America, N.A. (acting through its Canada branch)	$0	See Note 2 below	$7,500,000	See Note 2 below	See Note 2 below	See Note 2 below
JPMorgan Chase Bank, N.A.	$52,500,000[3]	14.583333333%	$0	14.000000000%	$52,500,000[3]	14.583333333%
JPMorgan Chase Bank, N.A., Toronto Branch	$0	See Note 3 below	$3,500,000	See Note 3 below	See Note 3 below	See Note 3 below
HSBC Bank USA, National Association	$45,000,000[4]	12.500000000%	$3,000,000[4]	12.000000000%	$45,000,000[4]	12.500000000%
TOTAL	$360,000,000	100.000000000%	$25,000,000	100.000000000%	$360,000,000	100.000000000%
The Commitments of certain Lenders may be used by either the Canadian Borrowers or the U.S. Borrowers at any time but are not aggregated. Thus:

Note 1: The aggregate Commitments of Wells Fargo Bank, National Association and Wells Fargo Capital Finance Corporation Canada total $165,000,000. Any usage by the Canadian Borrowers of the Canadian Commitment of Wells Fargo Capital Finance Corporation Canada will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of Wells Fargo Bank, National Association. Similarly, any amounts borrowed by the U.S. Borrowers from Wells Fargo Bank, National Association in excess of $154,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of Wells Fargo Capital Finance Corporation Canada.

Note 2: The aggregate Commitments of Bank of America, N.A. and Bank of America, N.A. (acting through its Canada branch) total $97,500,000. Any usage by the Canadian Borrowers of the Canadian Commitment of Bank of America, N.A. (acting through its Canada branch) will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of Bank of America, N.A. Similarly, any amounts borrowed by the U.S. Borrowers from Bank of America, N.A. in excess of $90,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of Bank of America, N.A. (acting through its Canada branch).

Note 3: The aggregate Commitments of JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch total $52,500,000. Any usage by the Canadian Borrowers of the Canadian Commitment of JPMorgan Chase Bank, N.A., Toronto Branch will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of JPMorgan Chase Bank, N.A. Similarly, any amounts borrowed by the U.S. Borrowers from JPMorgan Chase Bank, N.A. in excess of $42,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of JPMorgan Chase Bank, N.A., Toronto Branch.

Note 4: The aggregate Commitments of HSBC Bank USA, National Association total $45,000,000. Any usage by the Canadian Borrowers of the Canadian Commitment of HSBC Bank USA, National Association will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of HSBC Bank USA, National Association. Similarly, any amounts borrowed by the U.S. Borrowers from HSBC Bank USA, National Association in excess of $36,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of HSBC Bank USA, National Association.

From and after the first anniversary of the First Amendment Effective Date (as such amounts may be modified in accordance with the terms of the Credit Agreement):

Lender	U.S. Commitment	U.S. Applicable Percentage	Canadian Commitment	Canadian Applicable Percentage	Total Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$143,000,000[1]	44.000000000%	$0	44.000000000%	$143,000,000[1]	44.000000000%
Wells Fargo Capital Finance Corporation Canada	$0	See Note 1 below	$11,000,000	See Note 1 below	See Note 1 below	See Note 1 below
Bank of America, N.A.	$97,500,000[2]	30.000000000%	$0	30.000000000%	$97,500,000[2]	30.000000000%
Bank of America, N.A. (acting through its Canada branch)	$0	See Note 2 below	$7,500,000	See Note 2 below	See Note 2 below	See Note 2 below
JPMorgan Chase Bank, N.A.	$45,500,000[3]	14.000000000%	$0	14.000000000%	$45,500,000[3]	14.000000000%
JPMorgan Chase Bank, N.A., Toronto Branch	$0	See Note 3 below	$3,500,000	See Note 3 below	See Note 3 below	See Note 3 below
HSBC Bank USA, National Association	$39,000,000[4]	12.000000000%	$3,000,000[4]	12.000000000%	$39,000,000[4]	12.000000000%
TOTAL	$325,000,000	100.000000000%	$25,000,000	100.000000000%	$325,000,000	100.000000000%

The Commitments of certain Lenders may be used by either the Canadian Borrowers or the U.S. Borrowers at any time but are not aggregated. Thus:

Note 1: The aggregate Commitments of Wells Fargo Bank, National Association and Wells Fargo Capital Finance Corporation Canada total $143,000,000. Any usage by the Canadian Borrowers of the Canadian Commitment of Wells Fargo Capital Finance Corporation Canada will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of Wells Fargo Bank, National Association. Similarly, any amounts borrowed by the U.S. Borrowers from Wells Fargo Bank, National Association in excess of $132,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of Wells Fargo Capital Finance Corporation Canada.

Note 2: The aggregate Commitments of Bank of America, N.A. and Bank of America, N.A. (acting through its Canada branch) total $97,500,000. Any usage by the Canadian Borrowers of the Canadian Commitment of Bank of America, N.A. (acting through its Canada branch) will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of Bank of America, N.A. Similarly, any amounts borrowed by the U.S. Borrowers from Bank of America, N.A. in excess of $90,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of Bank of America, N.A. (acting through its Canada branch).

Note 3: The aggregate Commitments of JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch total $45,500,000. Any usage by the Canadian Borrowers of the Canadian Commitment of JPMorgan Chase Bank, N.A., Toronto Branch will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of JPMorgan Chase Bank, N.A. Similarly, any amounts borrowed by the U.S. Borrowers from JPMorgan Chase Bank, N.A. in excess of $42,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of JPMorgan Chase Bank, N.A., Toronto Branch.

Note 4: The aggregate Commitments of HSBC Bank USA, National Association total $39,000,000. Any usage by the Canadian Borrowers of the Canadian Commitment of HSBC Bank USA, National Association will reduce dollar for dollar the amounts available to be borrowed under the U.S. Commitment of HSBC Bank USA, National Association. Similarly, any amounts borrowed by the U.S. Borrowers from HSBC Bank USA, National Association in excess of $36,000,000 will reduce dollar for dollar the amounts available to be borrowed under the Canadian Commitment of HSBC Bank USA, National Association.

Annex B

Updated Exhibit G (Form of Borrowing Base Certificate)

[see attached]

Annex C

First Amendment Closing Deliverables

Secretary’s Certificates for each Loan Party with respect to Organization Documents (including good standing certificates)
Real Estate Documents with respect to Alabama Property
Appraisal
Flood Zone Certification
Updated UCC, Tax Lien, ERISA and Judgment Lien Searches
Updated Canadian corporate, PPSA/RDPRM, Bank Act, executions, bankruptcy, insolvency searches in each Canadian province
Enforceability, Due Authorization and Perfection Opinion of Greenberg Traurig LLP (including Virginia)
Evidence of Insurance
Fee Letter described in clause (ii) of such definition

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